                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549




                                  FORM 8-K

                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  November 12, 1996
                                                       -----------------


                                  SQA, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                     0-27196                04-3079083
-------------------------------       -------             ----------------
(State or Other Jurisdiction of     (Commission           (I.R.S. Employer
 Incorporation or Organization)     File Number)          Identification No.)




One Burlington Woods Drive,
Burlington, Massachusetts                                       01803
-------------------------------                                 -----
(Address of Principal Executive                               (Zip Code)
 Offices)



      Registrant's telephone number, including area code:  (617) 229-3500
                                                           --------------
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ITEM 5. OTHER EVENTS

        On November 12, 1996, Rational Software Corporation, a Delaware corporation ("Rational") and SQA, Inc., a Delaware Corporation ("SQA"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") among Rational, Sunshine Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Rational ("Merger Sub") and SQA. A copy of the press release issued by Rational and SQA regarding the Merger Agreement is filed herewith as Exhibit 99.1 and incorporated herein by this reference. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated herein by this reference. Further agreements, contemplated by the Merger Agreement, including the Participation Agreement dated November 12, 1996 by and among Rational and certain SQA stockholders, the Stock Option Agreement dated November 12, 1996 by and between Rational and SQA, the form of Affiliate Agreement dated November 12, 1996 by and among Rational and certain Rational stockholders, and the form of Affiliate Agreement dated November 12, 1996 by and among Rational and certain SQA stockholders are filed herewith as Exhibits 99.2, 99.3, 99.4 and 99.5 and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)       Exhibits.
                  ---------

Exhibit No.       Description
-----------       -----------
2.1               Agreement and Plan or Reorganization dated
                  November 12, 1996 by and among Rational Software
                  Corporation, a Delaware corporation, Sunshine
                  Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Rational Software
                  Corporation, and SQA, Inc., a Delaware
                  corporation.

99.1              Press Release dated November 12, 1996

99.2 Participation Agreement dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, Sunshine Acquisition Corp., a Delaware corporation, and certain stockholders of SQA, Inc., a Delaware corporation.

99.3 Stock Option Agreement dated November 12, 1996 by and between SQA, Inc., a Delaware corporation and Rational Software Corporation, a Delaware corporation.

99.4 Form of Affiliate Agreement dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.5              Form of Affiliate Agreement dated November 12,
                  1996 by and among Rational Software Corporation, a Delaware corporation, and certain stockholders of SQA, Inc., a Delaware corporation.


                                      -2-
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SQA, Inc.
                                        ---------
                                        (Registrant)


Date: December 5, 1996                 By: /s/  Ronald H. Nordin
                                            ---------------------
                                            Ronald H. Nordin,
                                            President, Chief Executive
                                            Officer and Director
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.   Description
-----------   -----------
2.1           Agreement and Plan or Reorganization
              dated November 12, 1996 by and among
              Rational Software Corporation, a
              Delaware corporation, Sunshine
              Acquisition Corp., a Delaware
              corporation and wholly-owned subsidiary
              of Rational Software Corporation, and
              SQA, Inc., a Delaware corporation.

99.1          Press Release dated November 12, 1996

99.2          Participation Agreement dated November
              12, 1996 by and among Rational Software
              Corporation, a Delaware corporation,
              Sunshine Acquisition Corp., a Delaware
              corporation, and certain stockholders
              of SQA, Inc., a Delaware corporation.

99.3          Stock Option Agreement dated November
              12, 1996 by and between SQA, Inc., a
              Delaware corporation and Rational
              Software Corporation, a Delaware
              corporation.

99.4          Form of Affiliate Agreement dated
              November 12, 1996 by and among Rational
              Software Corporation, a Delaware
              corporation, and certain stockholders
              of Rational Software Corporation, a
              Delaware corporation.

99.5          Form of Affiliate Agreement dated
              November 12, 1996 by and among Rational
              Software Corporation, a Delaware
              corporation, and certain stockholders
              of SQA, Inc., a Delaware corporation.